Exhibit 99.1

FOR IMMEDIATE RELEASE	Contacts:

Dominic Paschel

salesforce.com

Investor Relations

415-536-6250

dpaschel@salesforce.com

Jane Hynes

salesforce.com

Public Relations

415-901-5079

jhynes@salesforce.com

Salesforce.com Announces Record Fiscal Third Quarter Results

•	Revenue up 78% year-over-year to $82.7 million

•	GAAP Earnings per diluted share rise to $0.11, including a one time tax benefit of approximately $0.06

•	Non-GAAP Earnings per diluted share rise to $0.05, up 150% from the prior year

•	Cash Flow from Operations is a record $24.6 million

•	Paying Subscribers rise a record 43,000 to 351,000, up 80% year-over-year and up 14% sequentially

•	Customers rise a record 1,800 to 18,700, up 50% year-over-year and up 11% sequentially

SAN FRANCISCO, Calif. – November 16, 2005 – Salesforce.com (NYSE: CRM), the market and technology leader in on-demand customer relationship management, today announced results for its fiscal third quarter ended October 31, 2005.

“This has been a quarter of seismic shifts in our industry, and the strength of our numbers today clearly indicates that the market is moving toward salesforce.com,” said Marc Benioff, chairman and CEO of salesforce.com. “During the quarter, we announced a game-changing application sharing strategy built around our AppExchange platform, witnessed the capitulation of a long time rival, and saw the dominant force in technology attempt to mimic our model in an effort to catch up.”

Salesforce.com delivered the following results for the third quarter of fiscal year 2006:

Revenue: Total revenue was $82.7 million, an increase of 78% on a year-over-year basis and an increase of 15% on a quarter-to-quarter basis. Subscription and support revenues were $74.4 million, an increase of 79% on a year-over-year basis and an increase of 13% on a quarter-to-quarter basis. Professional services and other revenues were $8.3 million, an increase of 69% on a year-over-year basis and an increase of 31% on a quarter-to-quarter basis.

GAAP Net Income: GAAP net income was $13.1 million.

Non-GAAP Net Income: Non-GAAP net income was $6.3 million, an increase of 194% on a year-over-year basis and an increase of 26% on a quarter-to-quarter basis.

GAAP Earnings per Share: GAAP earnings per diluted share were $0.11 and include a one time income tax benefit equal to $0.06 per diluted share. Average shares outstanding were 118.7 million.

Non-GAAP Earnings per Share: Non-GAAP earnings per diluted share, which exclude the one time income tax benefit, were $0.05, as compared to $0.02 per share for the prior year period, a 150% increase year-over-year and an increase of 25% on a quarter-to-quarter basis.

Customers and Paying Subscribers: During the third quarter, the company added approximately 1,800 customers and approximately 43,000 paying subscribers. As of the end of the fiscal third quarter, the company had approximately 18,700 customers and approximately 351,000 paying subscribers.

Cash: Cash from operations for the fiscal third quarter was $24.6 million, an increase of 87% on a year-over-year basis and an increase of 75% on a quarter-to-quarter basis.

Deferred Revenue: Deferred revenue as of October 31, 2005 was $127.1 million, an increase of 71% on a year-over-year basis and 8% on a quarter-to-quarter basis.

Salesforce.com is raising guidance for the fiscal year 2006, ending January 31, 2006, and initiating guidance for its fiscal fourth quarter 2006 based on information as of November 16, 2005:

FY06 Revenue: Expected to be in the range of approximately $307 million to approximately $309 million.

FY06 Diluted Non-GAAP EPS: Expected to be in the range of approximately $0.15 to approximately $0.17 based on an estimated average of 120 million diluted shares outstanding.

Q4 FY06 Revenue: Expected to be in the range of approximately $88 million to approximately $90 million.

Q4 FY06 Diluted GAAP EPS: Expected to be in the range of approximately $0.02 to approximately $0.04, based on an estimated average of 120 million diluted shares outstanding and an estimated effective tax rate of 20%.

Salesforce.com is providing, for the first time, fiscal year 2007 guidance based on information as of November 16, 2005:

FY07 Revenue: Expected to be in the range of approximately $460 million to approximately $465 million.

FY07 Diluted Non-GAAP EPS: Expected to be in the range of approximately $0.20 to $0.22, based on an estimated average of 123 million diluted shares outstanding and an estimated effective tax rate of 45%. These estimates exclude the impact of stock option expensing which will commence in Q1 FY07. The company will provide an update on the impact of this change at the end of its fiscal year.

Quarterly Conference Call

Salesforce.com will host a conference call to discuss its third quarter results at 2:00 p.m. Pacific Standard Time today. A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company’s Investor Relations Web site at http://www.salesforce.com/investor. In addition, an archive of the webcast can be accessed through the same link. Participants who choose to call in to the conference call can do so by dialing (913) 981-5543 or (800) 289-0572, passcode 3019964. A replay will be available until midnight Eastern Standard Time on November 30, 2005 and can be accessed by dialing, (719) 457-0820 or (888) 203-1112, passcode 3019964.

About salesforce.com

Salesforce.com is the market and technology leader in on-demand customer relationship management (CRM). The company’s Salesforce suite of on-demand applications enables customers to manage and share all of their sales, support, marketing and partner information on-demand. AppExchange, salesforce.com’s on-demand platform, allows customers and partners to build powerful new applications quickly and easily, customize and integrate the Salesforce suite to meet their unique business needs, and distribute and sell on-demand apps at www.appexchange.com. Customers can also take advantage of Successforce, salesforce.com’s world-class training, support, consulting and best practices offerings.

As of October 31, 2005, salesforce.com manages customer information for approximately 18,700 customers and approximately 351,000 paying subscribers including Advanced Micro Devices (AMD), America Online (AOL), Automatic Data Processing (ADP), Avis/Budget Rent A Car (Cendant Rental Car Group), Dow Jones Newswires, Nokia, Polycom and SunTrust. Any unreleased services or features referenced in this or other press releases or public statements are not currently available and may not be delivered on time or at all. Customers who purchase salesforce.com applications should make their purchase decisions based upon features that are currently available. Salesforce.com has headquarters in San Francisco, with offices in Europe and Asia, and trades on the New York Stock Exchange under the ticker symbol “CRM”. For more information please visit http://www.salesforce.com, or call 1-800-NO-SOFTWARE.

###

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements about expected revenue and earnings per share for the fourth fiscal quarter of 2006, the full fiscal year 2006, and the full fiscal year 2007, the achievement of which involve risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions proves incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

The risks and uncertainties referred to above include - but are not limited to - risks associated with possible fluctuations in our operating results and rate of growth, errors, interruptions or delays in our service or our Web hosting, our new business model, our history of operating losses, the possibility that we will not remain profitable, breach of our security measures, the emerging market in which we operate, our relatively limited operating history, our ability to hire, retain and motivate our employees and manage our growth, competition, our ability to continue to release and gain customer acceptance of new and improved versions of our service, successful customer deployment and utilization of our services, unanticipated changes in our effective tax rate, fluctuations in the number of shares outstanding, foreign currency exchange rates and interest rates.

Further information on these and other factors that could affect our financial results is included in the reports on Forms 10-K, 10-Q and 8-K and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q for the period ended July 31, 2005 and our Form10-K for the fiscal year ended January 31, 2005. These documents are available on the SEC Filings section of the Investor Information section of our website at www.salesforce.com/investor.

Salesforce.com, inc. assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Salesforce.com is a registered trademark of, and AppExchange and Succesforce are trademarks of, salesforce.com, Inc., San Francisco, California. Other names used may be trademarks of their respective owners.

salesforce.com, inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(Unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2005	2004	2005	2004
Revenues:
Subscription and support	$74,386	$41,465	$198,214	$108,598
Professional services and other	8,287	4,896	20,579	13,183

Total revenues	82,673	46,361	218,793	121,781
Cost of revenues (1):
Subscription and support	10,069	3,546	23,418	8,527
Professional services and other	9,515	5,359	24,368	14,923

Total cost of revenues	19,584	8,905	47,786	23,450
Gross profit	63,089	37,456	171,007	98,331
Operating expenses (1):
Research and development	6,602	2,462	16,374	6,663
Marketing and sales	37,905	24,940	107,095	67,880
General and administrative	12,195	8,281	32,973	20,489
Lease recovery	0	0	(285)	0

Total operating expenses	56,702	35,683	156,157	95,032
Income from operations	6,387	1,773	14,850	3,299
Interest, net	2,024	975	5,158	1,466
Other income (expense)	(74)	(176)	636	(151)

Income before benefit (provision) for income taxes and minority interest	8,337	2,572	20,644	4,614
Benefit (provision) for income taxes	5,101	(342)	2,640	(614)

Income before minority interest	13,438	2,230	23,284	4,000
Minority interest in consolidated joint venture	(341)	(77)	(767)	(240)

Net income	$13,097	$2,153	$22,517	$3,760

Basic net income per share	$0.12	$0.02	$0.21	$0.06
Diluted net income per share	$0.11	$0.02	$0.19	$0.03
Shares used in computing basic net income per share	107,781	102,337	106,547	66,183
Shares used in computing diluted net income per share	118,655	116,176	117,764	108,701

(1) Amounts include stock-based expenses, as follows:
Cost of revenues	$135	$172	$445	$529
Research and development	77	77	256	246
Marketing and sales	301	386	1,028	1,208
General and administrative	312	556	890	1,185

Total stock-based expenses	$825	$1,191	$2,619	$3,168

salesforce.com, inc.

Condensed Consolidated Statements of Operations

As a percentage of total revenues:

(Unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2005	2004	2005	2004
Revenues:
Subscription and support	90%	89%	91%	89%
Professional services and other	10	11	9	11

Total revenues	100	100	100	100
Cost of revenues:
Subscription and support	12	7	11	7
Professional services and other	12	12	11	12

Total cost of revenues	24	19	22	19
Gross profit	76	81	78	81
Operating expenses:
Research and development	7	5	7	5
Marketing and sales	46	54	49	56
General and administrative	15	18	15	17
Lease recovery	0	0	0	0

Total operating expenses	68	77	71	78
Income from operations	8	4	7	3
Interest, net	2	2	2	1
Other income	0	0	0	0

Income before benefit (provision) for income taxes and minority interest	10	6	9	4
Benefit (provision) for income taxes	6	(1)	2	(1)

Income before minority interest	16	5	11	3
Minority interest in consolidated joint venture	0	0	(1)	0

Net income	16%	5%	10%	3%

Stock-based expenses as a percentage of total revenues, as follows:
Cost of revenues	0%	1%	0%	1%
Research and development	0	0	0	0
Marketing and sales	0	1	1	1
General and administrative	1	1	0	1

Total stock-based expenses	1%	3%	1%	3%

salesforce.com, inc.

Condensed Consolidated Balance Sheets

(in thousands)

	October 31, 2005	January 31, 2005
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$87,355	$35,731
Short-term marketable securities	85,370	83,087
Accounts receivable, net	53,407	48,874
Deferred commissions	9,493	7,556
Deferred income taxes	3,239	0
Prepaid expenses and other current assets	6,000	3,467

Total current assets	244,864	178,715
Marketable securities, noncurrent	84,128	87,120
Restricted cash	0	3,191
Fixed assets, net	20,853	7,637
Deferred commissions, noncurrent	2,725	2,057
Deferred income taxes, noncurrent	3,219	0
Other assets	3,651	1,779

Total assets	$359,440	$280,499

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$5,868	$2,525
Accrued expenses and other current liabilities	38,640	32,467
Income taxes payable	1,632	216
Deferred revenue	127,110	95,900
Current portion of capital lease obligations	610	563

Total current liabilities	173,860	131,671
Capital lease obligations, net of current portion	340	721
Long-term lease abandonment liability and other	1,114	1,596
Minority interest	2,147	1,380

Total liabilities	177,461	135,368
Stockholders’ equity:
Common stock	108	105
Additional paid-in capital	229,716	217,248
Deferred stock-based compensation	(3,194)	(5,908)
Notes receivables from stockholders	0	(727)
Accumulated other comprehensive loss	(2,580)	(999)
Accumulated deficit	(42,071)	(64,588)

Total stockholders’ equity	181,979	145,131

Total liabilities and stockholders’ equity	$359,440	$280,499

salesforce.com, inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(Unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2005	2004	2005	2004
Operating activities:
Net income	$13,097	$2,153	$22,517	$3,760
Adjustments to reconcile net income to cash provided by operating activities:
Minority interest	341	77	767	240
Depreciation and amortization	1,490	800	4,079	2,227
Amortization of deferred commissions	3,629	4,255	10,357	11,723
Lease recovery	0	0	(285)	0
Expenses related to stock-based awards	825	1,191	2,619	3,168
Tax benefits from employee stock plans	794	0	2,712	0
Changes in assets and liabilities	4,395	4,674	13,787	13,626

Net cash provided by operating activities	24,571	13,150	56,553	34,744

Investing activities:
Restricted cash	3,307	231	3,191	985
Changes in marketable securities	37,750	(50,724)	(283)	(136,909)
Capital expenditures	(5,291)	(1,281)	(17,820)	(2,043)

Net cash provided by (used in) investing activities	35,766	(51,774)	(14,912)	(137,967)

Financing activities:
Proceeds from the issuance of common stock, net of issuance costs	0	0	0	113,768
Proceeds from the exercise of stock options and warrants	2,209	459	9,651	2,193
Collection of notes receivables	0	0	727	0
Principal payments on capital lease obligations	(152)	(139)	(463)	(354)
Repurchase of unvested shares	0	(211)	(28)	(254)
Proceeds from subsidiary stock offerings	0	0	0	40

Net cash provided by financing activities	2,057	109	9,887	115,393

Effect of exchange rate changes	(179)	178	96	123

Net increase in cash and cash equivalents	62,215	(38,337)	51,624	12,293
Cash and cash equivalents, beginning of period	25,140	61,093	35,731	10,463

Cash and cash equivalents, end of period	$87,355	$22,756	$87,355	$22,756

salesforce.com, inc.

Additional Metrics

(Unaudited)

	October 31, 2005	July 31, 2005	April 30, 2005	January 31, 2005	October 31, 2004	July 31, 2004
Customer and subscriber data:
Approximate number of customers	18,700	16,900	15,500	13,900	12,500	11,100
Approximate number of paying subscriptions (1)	351,000	308,000	267,000	227,000	195,000	168,000
Full Time Equivalent Headcount	1,116	1,059	876	767	679	594
Financial data (in thousands):
Cash, cash equivalents and marketable securities	$256,853	$232,710	$217,004	$205,938	$185,014	$172,627	(2)
Deferred revenue	$127,110	$117,311	$104,645	$95,900	$74,240	$61,557

	Three Months Ended October 31,		Nine Months Ended October 31,
	2005	2004	2005	2004
	(unaudited)		(unaudited)
Revenues by geography (in thousands):
Americas	$66,021	$37,150	$174,622	$97,992
Europe	11,356	6,566	30,777	17,026
Asia Pacific	5,296	2,645	13,394	6,763

	$82,673	$46,361	$218,793	$121,781

As a percentage of total revenues:
Revenues by geography:
Americas	80%	80%	80%	80%
Europe	14	14	14	14
Asia Pacific	6	6	6	6

	100%	100%	100%	100%

(1)	Paying subscriptions are defined as unique user accounts, purchased by customers for use by their employees and other customer-authorized users that have not been suspended for non-payment and for which we are recognizing subscription revenue.

The October 31, 2004 and July 31, 2004 paying subscription metrics exclude approximately 2,500 and 2,000, respectively, paying subscriptions who were using the Company’s service, but for which the Company had delayed revenue recognition until specific new technology was completed.

(2)	Includes net proceeds of $113.8 million from the Company’s sale of common stock during its initial public offering in June 2004.

salesforce.com, inc.

GAAP / Non-GAAP Reconciliation

(unaudited)

	Three Months ended October 31,		Nine Months ended October 31,
(in thousands, except per share data)	2005	2004	2005	2004
A reconciliation between operating expenses on a GAAP basis and non-GAAP operating expenses is as follows:
GAAP operating expenses	$56,702	$35,683	$156,157	$95,032
Lease recovery	0	0	285	0
Non-GAAP operating expenses	56,702	35,683	156,442	95,032
A reconciliation between income from operations on a GAAP basis and non-GAAP income from operations is as follows:
GAAP income from operations	$6,387	$1,773	$14,850	$3,299
Lease recovery	0	0	(285)	0
Non-GAAP income from operations	6,387	1,773	14,565	3,299
A reconciliation between income before provision (benefit) for income taxes and minority interest and non-GAAP income before provision (benefit) for income taxes and minority interest is as follows:
GAAP income before provision (benefit) for income taxes and minority interest	$8,337	$2,572	$20,644	$4,614
Lease recovery	0	0	(285)	0
Non-GAAP income before provision (benefit) for income taxes and minority interest	8,337	2,572	20,359	4,614

	Three Months ended October 31,		Nine Months ended October 31,
(in thousands, except per share data)	2005	2004	2005	2004
A reconciliation between provision (benefit) for income taxes on a GAAP basis and non-GAAP provision (benefit) for income taxes is as follows:
GAAP provision (benefit) for income taxes	($5,101)	$342	($2,640)	$614
Reversal of deferred tax valuation allowance	6,769	0	6,769	0
Income tax effect of lease recovery	0	0	(57)	0
Non-GAAP provision (benefit) for income taxes	1,668	342	4,072	614
A reconciliation between income before minority interest on a GAAP basis and non-GAAP income before minority interest is as follows:
GAAP income before minority interest	$13,438	$2,230	$23,284	$4,000
Reversal of deferred tax valuation allowance	(6,769)	0	(6,769)	0
Lease recovery	0	0	(285)	0
Income tax effect	0	0	57	0
Non-GAAP income before minority interest	6,669	2,230	16,287	4,000
A reconciliation between net income on a GAAP basis and non-GAAP net income is as follows:
GAAP net income	$13,097	$2,153	$22,517	$3,760
Reversal of deferred tax valuation allowance	(6,769)	0	(6,769)	0
Lease recovery	0	0	(285)	0
Income tax effect	0	0	57	0
Non-GAAP net income	6,328	2,153	15,520	3,760

	Three Months ended October 31,		Nine Months ended October 31,
(in thousands, except per share data)	2005	2004	2005	2004
A reconciliation between basic net income per share on a GAAP basis and non-GAAP basic net income per share is as follows:
GAAP basic net income per share	$0.122	$0.021	$0.211	$0.057
Reversal of deferred tax valuation allowance	(0.063)	0.000	(0.064)	0.000
Lease recovery	0.000	0.000	(0.003)	0.000
Income tax effect	0.000	0.000	0.001	0.000
Non-GAAP basic net income per share	$0.059	$0.021	$0.146	$0.057
A reconciliation between diluted net income per share on a GAAP basis and non-GAAP diluted net income per share is as follows:
GAAP diluted net income per share	$0.110	$0.019	$0.191	$0.035
Reversal of deferred tax valuation allowance	(0.057)	0.000	(0.057)	0.000
Lease recovery	0.000	0.000	(0.002)	0.000
Income tax effect	0.000	0.000	0.000	0.000
Non-GAAP diluted net income per share	$0.053	$0.019	$0.132	$0.035

To supplement our consolidated financial statements presented on a GAAP basis, salesforce.com uses non-GAAP measures of income from operations, net income and earnings per diluted share, which are adjusted to exclude certain costs and income that we believe are appropriate to enhance the overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete

understanding	of salesforce.com's underlying operational results and trends and our performance.

We believe the lease recovery item recorded in the first quarter of fiscal 2006 and the partial reversal of the deferred tax valuation allowance reserve in the third quarter of fiscal 2006 to be outside of our core operating results and thus appropriate to exclude from our financial results.

The presentation of additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.